Exhibit 99.1

Exhibit 99.1

[PricewaterhouseCoopers LLP Letterhead]

Report of Independent Accountants

To Board of Directors and Shareholders

FIA Card Services, National Association

BA Master Credit Card Trust II

We have examined management’s assertion that FIA Card Services, National Association (the “Company”), a wholly owned subsidiary of Bank of America Corporation, complied with the covenants and conditions of sections 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), (c) and (d) and 13.02(d) of the amended and restated BA Master Credit Card Trust II Pooling and Servicing Agreement dated June 10, 2006 (the “PSA”) and the sections specified in Attachment A of the applicable Series’ Pooling and Servicing Agreement Supplement (the “PSA Supplement”), between the Company and The Bank of New York, during the periods specified in Attachment A. In addition, we have examined management’s assertion that the Company complied with the covenants and conditions of sections 310(a), 402(a), 907, 908(a) and 1201 of the amended and restated BA Credit Card Trust Indenture dated June 10, 2006 (the “Indenture”) and sections 2.02(i) – (iv), 3.16 and 4.01(a) of the amended and restated BAseries Indenture Supplement dated June 10, 2006 (the “Indenture Supplement”, together with the PSA, PSA Supplement and Indenture, the “Agreements”), between the Company and The Bank of New York, during the periods specified in Attachment A. This assertion is included in the accompanying report by management titled, “Report of Management on BA Master Credit Card Trust II and BA Credit Card Trust Internal Control and Pooling and Servicing Agreement/Indenture Compliance”. Management is responsible for the Company’s compliance with those requirements. Our responsibility is to express an opinion on management’s assertion about the Company’s compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company’s compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company’s compliance with specified requirements.

In our opinion, management’s assertion that the Company complied with the aforementioned requirements during the periods specified in Attachment A, is fairly stated, in all material respects.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

August 11, 2006

Attachment A

FIA Card Services, National Association - BA Master Credit Card Trust II

Series	Date of Applicable Supplement to Pooling & Servicing Agreement	Applicable Supplement Sections	Compliance Period

1995-C	June 29, 1995	PSA Supplement Sections 3(b), 4.05 through 4.14, 4.16(a), 4.17(a), 4.20(a) and (g), 4.21(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - July 15, 2005

1996-B	March 26, 1996	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - April 17, 2006

1996-G	July 17, 1996	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 30, 2006

1996-M	November 26, 1996	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), and 9(c) and (d)	July 1, 2005 - June 30, 2006

1997-B	February 27, 1997	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 30, 2006

1997-D	May 22, 1997	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 10(c) and (d)	July 1, 2005 - June 30, 2006

1997-H	August 6, 1997	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 10(c) and (d)	July 1, 2005 - June 30, 2006

1997-K	October 22, 1997	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - November 15, 2005

1997-O	December 23, 1997	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 30, 2006

1998-B	April 14, 1998	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 10(c) and (d)	July 1, 2005 - June 30, 2006

1998-E	August 11, 1998	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), and 9(c) and (d)	July 1, 2005 - June 30, 2006

1998-F	August 26, 1998	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - September 15, 2005

1998-G	September 10, 1998	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 30, 2006

1999-B	March 26, 1999	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a) and (g), 4.20(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 30, 2006

1999-D	June 3, 1999	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 15, 2006

1999-J	September 23, 1999	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a) and (g), 4.20(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 30, 2006

1999-L	November 5, 1999	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 30, 2006

2000-D	May 11, 2000	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 30, 2006

2000-E	June 1, 2000	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a) and (g), 4.20(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 30, 2006

2000-G	July 20, 2000	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - July 15, 2005

2000-H	August 23, 2000	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), and 9(c) and (d)	July 1, 2005 - June 30, 2006

2000-I	September 8, 2000	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a) and (g), 4.20(a), 5.02(a), and 9(c) and (d)	July 1, 2005 - August 15, 2005

2000-J	October 12, 2000	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 4.20(a), 5.02(a) and 9(c) and(d)	July 1, 2005 - June 30, 2006

2000-K	November 21, 2000	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - October 17, 2005

2000-L	December 13, 2000	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a) and (g), 4.20(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 30, 2006

2001-A	February 20, 2001	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - February 15, 2006

2001-B	March 8, 2001	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)	July 1, 2005 - June 30, 2006

2001-C	April 25, 2001	PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 10(c) and (d)	July 1, 2005 - June 30, 2006

2001-D	May 24, 2001	PSA Supplement Sections 3(b), 4.05 through 4.07, 4.09, 5.02 and 7(c)	July 1, 2005 - June 30, 2006

(Attachment A continued)

FIA Card Services, National Association - BA Credit Card Trust

Series	Date of Applicable Indenture & Indenture Supplement	Issuance Date	Compliance Period
BASeries Class A (2001-1)	5/24/2001	5/31/2001	July 1, 2005 - January 31, 2006
BASeries Class A (2001-2)	5/24/2001	7/26/2001	July 1, 2005 - January 31, 2006
BASeries Class A (2001-3)	5/24/2001	8/8/2001	July 1, 2005 - January 31, 2006
BASeries Class A (2001-5)	5/24/2001	11/8/2001	July 1, 2005 - January 31, 2006
BASeries Class A (2001-Emerald)	5/24/2001	8/15/2001	July 1, 2005 - June 30, 2006
BASeries Class A (2002-1)	5/24/2001	1/31/2002	July 1, 2005 - January 31, 2006
BASeries Class A (2002-10)	5/24/2001	9/19/2002	July 1, 2005 - January 31, 2006
BASeries Class A (2002-11)	5/24/2001	10/30/2002	July 1, 2005 - June 30, 2006
BASeries Class A (2002-12)	5/24/2001	11/19/2002	July 1, 2005 - November 15, 2005
BASeries Class A (2002-13)	5/24/2001	12/18/2002	July 1, 2005 - January 31, 2006
BASeries Class A (2002-2)	5/24/2001	3/27/2002	July 1, 2005 - June 30, 2006
BASeries Class A (2002-3)	5/24/2001	4/24/2002	July 1, 2005 - January 31, 2006
BASeries Class A (2002-4)	5/24/2001	5/9/2002	July 1, 2005 - January 31, 2006
BASeries Class A (2002-5)	5/24/2001	5/30/2002	July 1, 2005 - January 31, 2006
BASeries Class A (2002-7)	5/24/2001	7/25/2002	July 1, 2005 - June 30, 2006
BASeries Class A (2002-8)	5/24/2001	7/31/2002	July 1, 2005 - January 31, 2006
BASeries Class A (2002-9)	5/24/2001	7/31/2002	July 1, 2005 - January 31, 2006
BASeries Class A (2003-1)	5/24/2001	2/27/2003	July 1, 2005 - January 31, 2006
BASeries Class A (2003-10)	5/24/2001	10/15/2003	July 1, 2005 - January 31, 2006
BASeries Class A (2003-11)	5/24/2001	11/6/2003	July 1, 2005 - January 31, 2006
BASeries Class A (2003-12)	5/24/2001	12/18/2003	July 1, 2005 - January 31, 2006
BASeries Class A (2003-2)	5/24/2001	3/26/2003	July 1, 2005 - January 31, 2006
BASeries Class A (2003-3)	5/24/2001	4/10/2003	July 1, 2005 - January 31, 2006
BASeries Class A (2003-4)	5/24/2001	4/24/2003	July 1, 2005 - January 31, 2006
BASeries Class A (2003-5)	5/24/2001	5/21/2003	July 1, 2005 - June 30, 2006
BASeries Class A (2003-6)	5/24/2001	6/4/2003	July 1, 2005 - January 31, 2006
BASeries Class A (2003-7)	5/24/2001	7/8/2003	July 1, 2005 - January 31, 2006
BASeries Class A (2003-8)	5/24/2001	8/5/2003	July 1, 2005 - January 31, 2006
BASeries Class A (2003-9)	5/24/2001	9/24/2003	July 1, 2005 - January 31, 2006
BASeries Class A (2004-1)	5/24/2001	2/26/2004	July 1, 2005 - June 30, 2006
BASeries Class A (2004-10)	5/24/2001	10/27/2004	July 1, 2005 - January 31, 2006
BASeries Class A (2004-2)	5/24/2001	2/25/2004	July 1, 2005 - January 31, 2006
BASeries Class A (2004-3)	5/24/2001	3/17/2004	July 1, 2005 - January 31, 2006
BASeries Class A (2004-4)	5/24/2001	4/15/2004	July 1, 2005 - January 31, 2006
BASeries Class A (2004-5)	5/24/2001	5/25/2004	July 1, 2005 - June 30, 2006
BASeries Class A (2004-6)	5/24/2001	6/17/2004	July 1, 2005 - January 31, 2006
BASeries Class A (2004-7)	5/24/2001	7/28/2004	July 1, 2005 - January 31, 2006
BASeries Class A (2004-8)	5/24/2001	9/14/2004	July 1, 2005 - January 31, 2006
BASeries Class A (2004-9)	5/24/2001	10/1/2004	July 1, 2005 - June 30, 2006
BASeries Class A (2005-1)	5/24/2001	4/20/2005	July 1, 2005 - January 31, 2006
BASeries Class A (2005-10)	5/24/2001	11/29/2005	November 29, 2005 - January 31, 2006
BASeries Class A (2005-11)	5/24/2001	12/16/2005	December 16, 2005 - January 31, 2006
BASeries Class A (2005-2)	5/24/2001	5/19/2005	July 1, 2005 - January 31, 2006
BASeries Class A (2005-3)	5/24/2001	6/14/2005	July 1, 2005 - January 31, 2006
BASeries Class A (2005-4)	5/24/2001	7/7/2005	July 7, 2005 - January 31, 2006
BASeries Class A (2005-5)	5/24/2001	8/11/2005	August 11, 2005 - January 31, 2006
BASeries Class A (2005-6)	5/24/2001	8/25/2005	August 25, 2005 - January 31, 2006
BASeries Class A (2005-7)	5/24/2001	9/29/2005	September 29, 2005 - January 31, 2006
BASeries Class A (2005-8)	5/24/2001	10/12/2005	October 12, 2005 - January 31, 2006
BASeries Class A (2005-9)	5/24/2001	11/17/2005	November 17, 2005 - January 31, 2006
BASeries Class B (2001-1)	5/24/2001	5/24/2001	July 1, 2005 - January 31, 2006
BASeries Class B (2001-2)	5/24/2001	9/6/2001	July 1, 2005 - January 31, 2006
BASeries Class B (2001-3)	5/24/2001	12/20/2001	July 1, 2005 - June 30, 2006
BASeries Class B (2002-1)	5/24/2001	2/28/2002	July 1, 2005 - January 31, 2006
BASeries Class B (2002-2)	5/24/2001	6/12/2002	July 1, 2005 - January 31, 2006
BASeries Class B (2002-3)	5/24/2001	8/29/2002	July 1, 2005 - August 15, 2005
BASeries Class B (2002-4)	5/24/2001	10/29/2002	July 1, 2005 - January 31, 2006
BASeries Class B (2003-1)	5/24/2001	2/20/2003	July 1, 2005 - January 31, 2006
BASeries Class B (2003-2)	5/24/2001	6/12/2003	July 1, 2005 - January 31, 2006
BASeries Class B (2003-3)	5/24/2001	8/20/2003	July 1, 2005 - January 31, 2006
BASeries Class B (2003-4)	5/24/2001	10/15/2003	July 1, 2005 - June 30, 2006
BASeries Class B (2003-5)	5/24/2001	10/2/2003	July 1, 2005 - January 31, 2006
BASeries Class B (2004-1)	5/24/2001	4/1/2004	July 1, 2005 - January 31, 2006
BASeries Class B (2004-2)	5/24/2001	8/11/2004	July 1, 2005 - January 31, 2006
BASeries Class B (2005-1)	5/24/2001	6/22/2005	July 1, 2005 - January 31, 2006
BASeries Class B (2005-2)	5/24/2001	8/11/2005	August 11, 2005 - January 31, 2006
BASeries Class B (2005-3)	5/24/2001	11/9/2005	November 9, 2005 - June 30, 2006
BASeries Class B (2005-4)	5/24/2001	11/2/2005	November 2, 2005 - January 31, 2006
BASeries Class B (2006-2)	5/24/2001	3/24/2006	March 24, 2006 - June 30, 2006
BASeries Class C (2001-1)	5/24/2001	5/24/2001	July 1, 2005 - January 31, 2006
BASeries Class C (2001-2)	5/24/2001	7/12/2001	July 1, 2005 - June 30, 2006
BASeries Class C (2001-3)	5/24/2001	7/25/2001	July 1, 2005 - January 31, 2006
BASeries Class C (2001-4)	5/24/2001	9/6/2001	July 1, 2005 - January 31, 2006
BASeries Class C (2001-5)	5/24/2001	12/11/2001	July 1, 2005 - January 31, 2006
BASeries Class C (2002-1)	5/24/2001	2/28/2002	July 1, 2005 - January 31, 2006
BASeries Class C (2002-2)	5/24/2001	6/12/2002	July 1, 2005 - June 30, 2006
BASeries Class C (2002-3)	5/24/2001	6/12/2002	July 1, 2005 - January 31, 2006
BASeries Class C (2002-4)	5/24/2001	8/29/2002	July 1, 2005 - January 31, 2006
BASeries Class C (2002-5)	5/24/2001	8/29/2002	July 1, 2005 - August 15, 2005
BASeries Class C (2002-6)	5/24/2001	10/29/2002	July 1, 2005 - January 31, 2006
BASeries Class C (2002-7)	5/24/2001	10/29/2002	July 1, 2005 - January 31, 2006
BASeries Class C (2003-1)	5/24/2001	2/4/2003	July 1, 2005 - January 31, 2006
BASeries Class C (2003-2)	5/24/2001	2/12/2003	July 1, 2005 - January 31, 2006
BASeries Class C (2003-3)	5/24/2001	5/8/2003	July 1, 2005 - January 31, 2006
BASeries Class C (2003-4)	5/24/2001	6/19/2003	July 1, 2005 - June 30, 2006
BASeries Class C (2003-5)	5/24/2001	7/2/2003	July 1, 2005 - January 31, 2006
BASeries Class C (2003-6)	5/24/2001	7/30/2003	July 1, 2005 - January 31, 2006
BASeries Class C (2003-7)	5/24/2001	11/5/2003	July 1, 2005 - January 31, 2006
BASeries Class C (2004-1)	5/24/2001	3/16/2004	July 1, 2005 - January 31, 2006
BASeries Class C (2004-2)	5/24/2001	7/1/2004	July 1, 2005 - January 31, 2006
BASeries Class C (2005-1)	5/24/2001	6/1/2005	July 1, 2005 - January 31, 2006
BASeries Class C (2005-2)	5/24/2001	9/22/2005	September 22, 2005 - January 31, 2006
BASeries Class C (2005-3)	5/24/2001	10/20/2005	October 20, 2005 - January 31, 2006

[PricewaterhouseCoopers LLP Letterhead]

Report of Independent Accountants

To Board of Directors and Shareholders

FIA Card Services, National Association

BA Master Credit Card Trust II

We have examined management’s assertion included in the accompanying report by management titled, “Report of Management on BA Master Credit Card Trust II and BA Credit Card Trust Internal Control and Pooling and Servicing Agreement/Indenture Compliance” (the “Report”), that FIA Card Services, National Association’s (the “Company”), a wholly owned subsidiary of Bank of America Corporation, controls over functions performed as servicer of the BA Master Credit Card Trust II (the “Master Trust”), and the BAseries notes issued from the BA Credit Card Trust (the “Note Trust”, together with the Master Trust, the “Trusts”) as specified in Attachment A, are effective, as of June 30, 2006 in providing reasonable assurance that (a) Trust assets are safeguarded against loss from unauthorized use or disposition, (b) that transactions are executed in accordance with management’s authorization in conformity with the amended and restated BA Master Credit Card Trust II Pooling and Servicing Agreement (the “PSA”), the amended and restated BA Credit Card Master Note Trust Indenture (“Indenture”), and the amended and restated BAseries Indenture Supplement (the “Indenture Supplement”), all dated June 10, 2006, as well as the applicable Pooling and Servicing Agreement Supplement for each Series (the “PSA Supplements” together with the PSA, Indenture, and Indenture Supplement, the “Agreements”), as specified in Attachment A, between the Company and The Bank of New York as Trustee, and (c) that transactions are recorded properly to permit the preparation of the required financial reports. The Company’s management is responsible for controls over functions performed as servicer of the Trusts. Our responsibility is to express an opinion on management’s assertion based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included obtaining an understanding of internal controls over the functions performed by the Company as servicer for the Trusts, testing and evaluating the design and operating effectiveness of internal controls, and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

Because of inherent limitations in any internal control, misstatements due to error or fraud may occur and not be detected. Also, projections of any evaluation of internal controls over the functions performed by the Company as servicer for the Trusts to future periods are subject to the risk that the internal control may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, management’s assertion, that the Company’s controls over the functions performed as servicer of the Trusts are effective as of June 30, 2006 in providing reasonable assurance that assets of the Trusts are safeguarded against loss from unauthorized use or disposition, that transactions are executed in accordance with management’s authorization in conformity with the Agreements, and that transactions are recorded properly to permit the preparation of the required financial reports is fairly stated, in all material respects, based upon the following criteria specified in the Report:

•	Funds collected are remitted to the Trustee in accordance with the Agreements.

•	Trust assets are segregated from those retained by the Company in accordance with the Agreements.

•	Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

•	The additions of accounts to the Trusts are authorized in accordance with the Agreements.

•	The removals of accounts from the Trusts are authorized in accordance with the Agreements.

•	Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

•	Monthly Trust reports generated in the form of “Exhibits” and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

•	Monthly Trust reports generated in the form of “Exhibits” contain all information required by the Agreements.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

August 11, 2006

Attachment A

BA Master Credit Card II Series	PSA Supplement Date (1)
BA Master Credit Card Trust II Series 1996-G	July 17, 1996
BA Master Credit Card Trust II Series 1996-M	November 26, 1996
BA Master Credit Card Trust II Series 1997-B	February 27, 1997
BA Master Credit Card Trust II Series 1997-D	May 22, 1997
BA Master Credit Card Trust II Series 1997-H	August 6, 1997
BA Master Credit Card Trust II Series 1997-O	December 23, 1997
BA Master Credit Card Trust II Series 1998-B	April 14, 1998
BA Master Credit Card Trust II Series 1998-E	August 11, 1998
BA Master Credit Card Trust II Series 1998-G	September 10, 1998
BA Master Credit Card Trust II Series 1999-B	March 26, 1999
BA Master Credit Card Trust II Series 1999-J	September 23, 1999
BA Master Credit Card Trust II Series 1999-L	November 5, 1999
BA Master Credit Card Trust II Series 2000-D	May 11, 2000
BA Master Credit Card Trust II Series 2000-E	June 1, 2000
BA Master Credit Card Trust II Series 2000-H	August 23, 2000
BA Master Credit Card Trust II Series 2000-J	October 12, 2000
BA Master Credit Card Trust II Series 2000-L	December 13, 2000
BA Master Credit Card Trust II Series 2001-B	March 8, 2001
BA Master Credit Card Trust II Series 2001-C	April 25, 2001
BA Master Credit Card Trust II Series 2001-D	May 24, 2001

Legend: (1) Associated document may have been amended

BA Credit Card Trust Series	Issuance Date
BASeries Class A (2001-2)	July 26, 2001
BASeries Class A (2001-3)	August 8, 2001
BASeries Class A (2001-5)	November 8, 2001
BASeries Class A (2001-Emerald)	August 15, 2001
BASeries Class A (2002-1)	January 31, 2002
BASeries Class A (2002-10)	September 19, 2002
BASeries Class A (2002-11)	October 30, 2002
BASeries Class A (2002-13)	December 18, 2002
BASeries Class A (2002-2)	March 27, 2002
BASeries Class A (2002-3)	April 24, 2002
BASeries Class A (2002-4)	May 9, 2002
BASeries Class A (2002-5)	May 30, 2002
BASeries Class A (2002-7)	July 25, 2002
BASeries Class A (2002-8)	July 31, 2002
BASeries Class A (2002-9)	July 31, 2002
BASeries Class A (2003-1)	February 27, 2003
BASeries Class A (2003-10)	October 15, 2003
BASeries Class A (2003-11)	November 6, 2003
BASeries Class A (2003-12)	December 18, 2003
BASeries Class A (2003-3)	April 10, 2003
BASeries Class A (2003-4)	April 24, 2003
BASeries Class A (2003-5)	May 21, 2003
BASeries Class A (2003-6)	June 4, 2003
BASeries Class A (2003-7)	July 8, 2003
BASeries Class A (2003-8)	August 5, 2003
BASeries Class A (2003-9)	September 24, 2003
BASeries Class A (2004-1)	February 26, 2004
BASeries Class A (2004-10)	October 27, 2004
BASeries Class A (2004-2)	February 25, 2004
BASeries Class A (2004-3)	March 17, 2004
BASeries Class A (2004-4)	April 15, 2004
BASeries Class A (2004-5)	May 25, 2004
BASeries Class A (2004-6)	June 17, 2004
BASeries Class A (2004-7)	July 28, 2004
BASeries Class A (2004-8)	September 14, 2004
BASeries Class A (2004-9)	October 1, 2004
BASeries Class A (2005-1)	April 20, 2005
BASeries Class A (2005-10)	November 29, 2005
BASeries Class A (2005-11)	December 16, 2005
BASeries Class A (2005-2)	May 19, 2005
BASeries Class A (2005-3)	June 14, 2005
BASeries Class A (2005-4)	July 7, 2005
BASeries Class A (2005-5)	August 11, 2005
BASeries Class A (2005-6)	August 25, 2005
BASeries Class A (2005-7)	September 29, 2005
BASeries Class A (2005-8)	October 12, 2005
BASeries Class A (2005-9)	November 17, 2005
BASeries Class A (2006-1)	February 15, 2006
BASeries Class A (2006-2)	March 7, 2006
BASeries Class A (2006-3)	March 30, 2006
BASeries Class A (2006-4)	May 31, 2006
BASeries Class A (2006-5)	June 9, 2006
BASeries Class B (2001-2)	September 6, 2001
BASeries Class B (2001-3)	December 20, 2001
BASeries Class B (2002-1)	February 28, 2002
BASeries Class B (2002-2)	June 12, 2002
BASeries Class B (2002-4)	October 29, 2002
BASeries Class B (2003-1)	February 20, 2003
BASeries Class B (2003-2)	June 12, 2003
BASeries Class B (2003-3)	August 20, 2003
BASeries Class B (2003-4)	October 15, 2003
BASeries Class B (2003-5)	October 2, 2003
BASeries Class B (2004-1)	April 1, 2004
BASeries Class B (2004-2)	August 11, 2004
BASeries Class B (2005-1)	June 22, 2005
BASeries Class B (2005-2)	August 11, 2005
BASeries Class B (2005-3)	November 9, 2005
BASeries Class B (2005-4)	November 2, 2005
BASeries Class B (2006-1)	March 3, 2006
BASeries Class B (2006-2)	March 24, 2006
BASeries Class C (2001-2)	July 12, 2001
BASeries Class C (2001-3)	July 25, 2001
BASeries Class C (2001-4)	September 6, 2001
BASeries Class C (2001-5)	December 11, 2001
BASeries Class C (2002-1)	February 28, 2002
BASeries Class C (2002-2)	June 12, 2002
BASeries Class C (2002-3)	June 12, 2002
BASeries Class C (2002-4)	August 29, 2002
BASeries Class C (2002-6)	October 29, 2002
BASeries Class C (2002-7)	October 29, 2002
BASeries Class C (2003-1)	February 4, 2003
BASeries Class C (2003-2)	February 12, 2003
BASeries Class C (2003-3)	May 8, 2003
BASeries Class C (2003-4)	June 19, 2003
BASeries Class C (2003-5)	July 2, 2003
BASeries Class C (2003-6)	July 30, 2003
BASeries Class C (2003-7)	November 5, 2003
BASeries Class C (2004-1)	March 16, 2004
BASeries Class C (2004-2)	July 1, 2004
BASeries Class C (2005-1)	June 1, 2005
BASeries Class C (2005-2)	September 22, 2005
BASeries Class C (2005-3)	October 20, 2005
BASeries Class C (2006-1)	February 17, 2006
BASeries Class C (2006-2)	March 17, 2006
BASeries Class C (2006-3)	May 31, 2006
BASeries Class C (2006-4)	June 15, 2006

August 11, 2006

Report of Management on BA Master Credit Card Trust II and BA Credit Card Trust

Internal Control

and Pooling and Servicing Agreement/Indenture Compliance

Trust Internal Control

FIA Card Services, National Association (formerly known as MBNA America Bank, N.A.), (“FIA” or the “Company”), a wholly owned subsidiary of Bank of America Corporation, is responsible for establishing and maintaining effective controls over the functions performed as servicer of FIA’s BA Master Credit Card Trust II and BA Credit Card Trust (the “Trusts” or individually “Trust”). These controls are designed to provide reasonable assurance to the Company’s management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management’s authorization in conformity with the applicable Pooling and Servicing Agreement, Pooling and Servicing Agreement Supplements, Indenture and BAseries Indenture Supplement (together the “Agreements”) as specified in Appendix I, between FIA as Seller and Servicer and the applicable Trustee (specific Agreements and Trustees are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

Because of inherent limitations in any control, no matter how well-designed, misstatements due to error or fraud may occur and not be detected, including the possibility of the circumvention or overriding of controls. Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls. Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

•	Funds collected are remitted to the Trustee in accordance with the Agreements.

•	Trust assets are segregated from those retained by FIA in accordance with the Agreements.

•	Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

•	The additions of accounts to the Trusts are authorized in accordance with the Agreements.

Trust Internal Control (continued)

•	The removals of accounts from the Trusts are authorized in accordance with the Agreements.

•	Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

•	Monthly Trust reports generated in the form of “Exhibits” and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

•	Monthly Trust reports generated in the form of “Exhibits” contain all information required by the Agreements.

The Company assessed its controls over the functions performed as servicer of the Trusts in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 2006, its controls over the functions performed as servicer of the Trusts are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management’s authorization in conformity with the Agreements between FIA and the applicable Trustees and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance

The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix II to this report. The Company is also responsible for establishing and maintaining effective internal control over compliance with the covenants and conditions of the Agreements. The Company has performed an evaluation of its compliance with the requirements of the relevant covenants and conditions identified in Appendix II for each of the Agreements. Based on this evaluation, FIA complied with the requirements of the relevant covenants and conditions of the Agreements identified in Appendix II for each of the Agreements during the periods specified in Appendix II.

FIA Card Services, National Association (formerly known as MBNA America Bank, N.A.) by:

/s/ Randall J. Black
Randall J. Black
Senior Vice President

/s/ Marcie E. Copson-Hall
Marcie E. Copson-Hall
Senior Vice President

/s/ Scott McCarthy
Scott McCarthy
Senior Vice President

/s/ Robert W. Lamantia
Robert W. Lamantia
Senior Vice President

Appendix I

BA Master Credit Card Trust II

Internal Control at June 30, 2006

TRUST	ISSUANCE DATE
BA Master Credit Card Trust II Series 1996-G	7/17/1996
BA Master Credit Card Trust II Series 1996-M	11/26/1996
BA Master Credit Card Trust II Series 1997-B	2/27/1997
BA Master Credit Card Trust II Series 1997-D	5/22/1997
BA Master Credit Card Trust II Series 1997-H	8/6/1997
BA Master Credit Card Trust II Series 1997-O	12/23/1997
BA Master Credit Card Trust II Series 1998-B	4/14/1998
BA Master Credit Card Trust II Series 1998-E	8/11/1998
BA Master Credit Card Trust II Series 1998-G	9/10/1998
BA Master Credit Card Trust II Series 1999-B	3/26/1999
BA Master Credit Card Trust II Series 1999-J	9/23/1999
BA Master Credit Card Trust II Series 1999-L	11/5/1999
BA Master Credit Card Trust II Series 2000-D	5/11/2000
BA Master Credit Card Trust II Series 2000-E	6/1/2000
BA Master Credit Card Trust II Series 2000-H	8/23/2000
BA Master Credit Card Trust II Series 2000-J	10/12/2000
BA Master Credit Card Trust II Series 2000-L	12/13/2000
BA Master Credit Card Trust II Series 2001-B	3/8/2001
BA Master Credit Card Trust II Series 2001-C	4/25/2001
BA Master Credit Card Trust II Series 2001-D	5/24/2001

Appendix I

BA Credit Card Trust

Internal Control at June 30, 2006

TRUST	ISSUANCE DATE
Full Year

BASeries Class C (2001-2)	7/12/2001
BASeries Class C (2001-3)	7/25/2001
BASeries Class A (2001-2)	7/26/2001
BASeries Class A (2001-3)	8/8/2001
BASeries Class A (2001-Emerald)	8/15/2001
BASeries Class B (2001-2)	9/6/2001
BASeries Class C (2001-4)	9/6/2001
BASeries Class A (2001-5)	11/8/2001
BASeries Class C (2001-5)	12/11/2001
BASeries Class B (2001-3)	12/20/2001
BASeries Class A (2002-1)	1/31/2002
BASeries Class B (2002-1)	2/28/2002
BASeries Class C (2002-1)	2/28/2002
BASeries Class A (2002-2)	3/27/2002
BASeries Class A (2002-3)	4/24/2002
BASeries Class A (2002-4)	5/9/2002
BASeries Class A (2002-5)	5/30/2002
BASeries Class B (2002-2)	6/12/2002
BASeries Class C (2002-2)	6/12/2002
BASeries Class C (2002-3)	6/12/2002
BASeries Class A (2002-7)	7/25/2002
BASeries Class A (2002-8)	7/31/2002
BASeries Class A (2002-9)	7/31/2002
BASeries Class C (2002-4)	8/29/2002
BASeries Class A (2002-10)	9/19/2002
BASeries Class B (2002-4)	10/29/2002
BASeries Class C (2002-6)	10/29/2002
BASeries Class C (2002-7)	10/29/2002
BASeries Class A (2002-11)	10/30/2002
BASeries Class A (2002-13)	12/18/2002
BASeries Class C (2003-1)	2/4/2003
BASeries Class C (2003-2)	2/12/2003
BASeries Class B (2003-1)	2/20/2003
BASeries Class A (2003-1)	2/27/2003
BASeries Class A (2003-3)	4/10/2003
BASeries Class A (2003-4)	4/24/2003
BASeries Class C (2003-3)	5/8/2003
BASeries Class A (2003-5)	5/21/2003
BASeries Class A (2003-6)	6/4/2003
BASeries Class B (2003-2)	6/12/2003
BASeries Class C (2003-4)	6/19/2003
BASeries Class C (2003-5)	7/2/2003
BASeries Class A (2003-7)	7/8/2003
BASeries Class C (2003-6)	7/30/2003
BASeries Class A (2003-8)	8/5/2003
BASeries Class B (2003-3)	8/20/2003
BASeries Class A (2003-9)	9/24/2003
BASeries Class B (2003-5)	10/2/2003
BASeries Class A (2003-10)	10/15/2003
BASeries Class B (2003-4)	10/15/2003
BASeries Class C (2003-7)	11/5/2003
BASeries Class A (2003-11)	11/6/2003
BASeries Class A (2003-12)	12/18/2003
BASeries Class A (2004-2)	2/25/2004
BASeries Class A (2004-1)	2/26/2004
BASeries Class C (2004-1)	3/16/2004
BASeries Class A (2004-3)	3/17/2004
BASeries Class B (2004-1)	4/1/2004
BASeries Class A (2004-4)	4/15/2004
BASeries Class A (2004-5)	5/25/2004
BASeries Class A (2004-6)	6/17/2004
BASeries Class C (2004-2)	7/1/2004
BASeries Class A (2004-7)	7/28/2004
BASeries Class B (2004-2)	8/11/2004
BASeries Class A (2004-8)	9/14/2004
BASeries Class A (2004-9)	10/1/2004
BASeries Class A (2004-10)	10/27/2004
BASeries Class A (2005-1)	4/20/2005
BASeries Class A (2005-2)	5/19/2005
BASeries Class C (2005-1)	6/1/2005
BASeries Class A (2005-3)	6/14/2005
BASeries Class B (2005-1)	6/22/2005

New issuances

BASeries Class A (2005-4)	7/7/2005
BASeries Class A (2005-5)	8/11/2005
BASeries Class B (2005-2)	8/11/2005
BASeries Class A (2005-6)	8/25/2005
BASeries Class C (2005-2)	9/22/2005
BASeries Class A (2005-7)	9/29/2005
BASeries Class A (2005-8)	10/12/2005
BASeries Class C (2005-3)	10/20/2005
BASeries Class B (2005-4)	11/2/2005
BASeries Class B (2005-3)	11/9/2005
BASeries Class A (2005-9)	11/17/2005
BASeries Class A (2005-10)	11/29/2005
BASeries Class A (2005-11)	12/16/2005
BASeries Class A (2006-1)	2/15/2006
BASeries Class C (2006-1)	2/17/2006
BASeries Class B (2006-1)	3/3/2006
BASeries Class A (2006-2)	3/7/2006
BASeries Class C (2006-2)	3/17/2006
BASeries Class B (2006-2)	3/24/2006
BASeries Class A (2006-3)	3/30/2006
BASeries Class A (2006-4)	5/31/2006
BASeries Class C (2006-3)	5/31/2006
BASeries Class A (2006-5)	6/9/2006
BASeries Class C (2006-4)	6/15/2006

Appendix II

BA Master Credit Card Trust

Compliance for the periods identified below

TRUST	TRUSTEE	PSA DATE *	PSA SUPPL. DATE *	COMPLIANCE PERIOD	SERVICING PSA COVENANTS & CONDITIONS
Partial Year

BA Master Credit Card Trust II Series 1995-C	The Bank of New York	8/4/1994	6/29/1995	7/1/05 -7/15/05	(c)
BA Master Credit Card Trust II Series 1996-B	The Bank of New York	8/4/1994	3/26/1996	7/1/05 -4/17/06	(a)
BA Master Credit Card Trust II Series 1997-K	The Bank of New York	8/4/1994	10/22/1997	7/1/05 -11/15/05	(a)
BA Master Credit Card Trust II Series 1998-F	The Bank of New York	8/4/1994	8/26/1998	7/1/05 - 9/15/05	(d)
BA Master Credit Card Trust II Series 1999-D	The Bank of New York	8/4/1994	6/3/1999	7/1/05 - 6/15/06	(a)
BA Master Credit Card Trust II Series 2000-G	The Bank of New York	8/4/1994	7/20/2000	7/1/05 - 7/15/05	(d)
BA Master Credit Card Trust II Series 2000-I	The Bank of New York	8/4/1994	9/8/2000	7/1/05 - 8/15/05	(g)
BA Master Credit Card Trust II Series 2000-K	The Bank of New York	8/4/1994	11/21/2000	7/1/05 -10/17/05	(d)
BA Master Credit Card Trust II Series 2001-A	The Bank of New York	8/4/1994	2/20/2001	7/1/05 - 2/15/06	(a)

Full Year

BA Master Credit Card Trust II Series 1996-G	The Bank of New York	8/4/1994	7/17/1996	7/1/05 - 6/30/06	(a)
BA Master Credit Card Trust II Series 1996-M	The Bank of New York	8/4/1994	11/26/1996	7/1/05 - 6/30/06	(d)
BA Master Credit Card Trust II Series 1997-B	The Bank of New York	8/4/1994	2/27/1997	7/1/05 - 6/30/06	(a)
BA Master Credit Card Trust II Series 1997-D	The Bank of New York	8/4/1994	5/22/1997	7/1/05 - 6/30/06	(e)
BA Master Credit Card Trust II Series 1997-H	The Bank of New York	8/4/1994	8/6/1997	7/1/05 - 6/30/06	(e)
BA Master Credit Card Trust II Series 1997-O	The Bank of New York	8/4/1994	12/23/1997	7/1/05 - 6/30/06	(a)
BA Master Credit Card Trust II Series 1998-B	The Bank of New York	8/4/1994	4/14/1998	7/1/05 - 6/30/06	(e)
BA Master Credit Card Trust II Series 1998-E	The Bank of New York	8/4/1994	8/11/1998	7/1/05 - 6/30/06	(d)
BA Master Credit Card Trust II Series 1998-G	The Bank of New York	8/4/1994	9/10/1998	7/1/05 - 6/30/06	(a)
BA Master Credit Card Trust II Series 1999-B	The Bank of New York	8/4/1994	3/26/1999	7/1/05 - 6/30/06	(f)
BA Master Credit Card Trust II Series 1999-J	The Bank of New York	8/4/1994	9/23/1999	7/1/05 - 6/30/06	(f)
BA Master Credit Card Trust II Series 1999-L	The Bank of New York	8/4/1994	11/5/1999	7/1/05 - 6/30/06	(a)
BA Master Credit Card Trust II Series 2000-D	The Bank of New York	8/4/1994	5/11/2000	7/1/05 - 6/30/06	(a)
BA Master Credit Card Trust II Series 2000-E	The Bank of New York	8/4/1994	6/1/2000	7/1/05 - 6/30/06	(f)
BA Master Credit Card Trust II Series 2000-H	The Bank of New York	8/4/1994	8/23/2000	7/1/05 - 6/30/06	(d)
BA Master Credit Card Trust II Series 2000-J	The Bank of New York	8/4/1994	10/12/2000	7/1/05 - 6/30/06	(h)
BA Master Credit Card Trust II Series 2000-L	The Bank of New York	8/4/1994	12/13/2000	7/1/05 - 6/30/06	(g)
BA Master Credit Card Trust II Series 2001-B	The Bank of New York	8/4/1994	3/8/2001	7/1/05 - 6/30/06	(a)
BA Master Credit Card Trust II Series 2001-C	The Bank of New York	8/4/1994	4/25/2001	7/1/05 - 6/30/06	(e)
BA Master Credit Card Trust II Series 2001-D	The Bank of New York	8/4/1994	5/24/2001	7/1/05 - 6/30/06	(i)

*	- Indicates associated agreement may have been amended

PSA	and PSA Supplement Covenants and Conditions

(a)	PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06 (b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d). PSA Supplement Sections - 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a), 9(c) and (d).

(c)	PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c), and (d), 13.02 (d). PSA Supplement Sections - 3(b), 4.05 through 4.14, 4.16(a), 4.17(a), 4.20(a) and (g), 4.21(a), 5.02(a), 9(c) and (d).

(d)	PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d). PSA Supplement Sections – 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 9(c) and (d).

(e)	PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d), 13.02 (d). PSA Supplement Sections - 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 10(c) and (d).

(f)	PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d). PSA Supplement Sections - 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a) and (g), 4.20(a), 5.02(a), 9(c) and (d).

(g)	PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d). PSA Supplement Sections - 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a) and (g), 4.20(a), 5.02(a), 9(c)and (d).

(h)	PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d). PSA Supplement Sections - 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 4.20(a), 5.02(a), 9(c) and (d).

(i)	PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d). PSA Supplement Sections - 3(b), 4.05 through 4.07, 4.09, 5.02, 7(c).

Appendix II

BA Credit Card Trust

Compliance for the periods identified below

TRUST	TRUSTEE	INDENTURE DATE*	INDENTURE SUPP. DATE*	ISSUANCE DATE	SERVICING COMPLIANCE PERIOD	INDENTURE COVENANTS AND CONDITIONS
Partial Year

BASeries Class B (2002-3)	The Bank of New York	5/24/2001	5/24/2001	8/29/2002	July 1, 2005 - August 15, 2005	(1)
BASeries Class C (2002-5)	The Bank of New York	5/24/2001	5/24/2001	8/29/2002	July 1, 2005 - August 15, 2005	(1)
BASeries Class A (2002-12)	The Bank of New York	5/24/2001	5/24/2001	11/19/2002	July 1, 2005 - November 15, 2005	(1)

Full Year

BASeries Class B (2001-1)	The Bank of New York	5/24/2001	5/24/2001	5/24/2001	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2001-1)	The Bank of New York	5/24/2001	5/24/2001	5/24/2001	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2001-1)	The Bank of New York	5/24/2001	5/24/2001	5/31/2001	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2001-2)	The Bank of New York	5/24/2001	5/24/2001	7/12/2001	July 1, 2005 - June 30, 2006	(1)
BASeries Class C (2001-3)	The Bank of New York	5/24/2001	5/24/2001	7/25/2001	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2001-2)	The Bank of New York	5/24/2001	5/24/2001	7/26/2001	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2001-3)	The Bank of New York	5/24/2001	5/24/2001	8/8/2001	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2001-Emerald)	The Bank of New York	5/24/2001	5/24/2001	8/15/2001	July 1, 2005 - June 30, 2006	(1)
BASeries Class B (2001-2)	The Bank of New York	5/24/2001	5/24/2001	9/6/2001	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2001-4)	The Bank of New York	5/24/2001	5/24/2001	9/6/2001	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2001-5)	The Bank of New York	5/24/2001	5/24/2001	11/8/2001	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2001-5)	The Bank of New York	5/24/2001	5/24/2001	12/11/2001	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2001-3)	The Bank of New York	5/24/2001	5/24/2001	12/20/2001	July 1, 2005 - June 30, 2006	(1)
BASeries Class A (2002-1)	The Bank of New York	5/24/2001	5/24/2001	1/31/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2002-1)	The Bank of New York	5/24/2001	5/24/2001	2/28/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2002-1)	The Bank of New York	5/24/2001	5/24/2001	2/28/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2002-2)	The Bank of New York	5/24/2001	5/24/2001	3/27/2002	July 1, 2005 - June 30, 2006	(1)
BASeries Class A (2002-3)	The Bank of New York	5/24/2001	5/24/2001	4/24/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2002-4)	The Bank of New York	5/24/2001	5/24/2001	5/9/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2002-5)	The Bank of New York	5/24/2001	5/24/2001	5/30/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2002-2)	The Bank of New York	5/24/2001	5/24/2001	6/12/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2002-2)	The Bank of New York	5/24/2001	5/24/2001	6/12/2002	July 1, 2005 - June 30, 2006	(1)
BASeries Class C (2002-3)	The Bank of New York	5/24/2001	5/24/2001	6/12/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2002-7)	The Bank of New York	5/24/2001	5/24/2001	7/25/2002	July 1, 2005 - June 30, 2006	(1)
BASeries Class A (2002-8)	The Bank of New York	5/24/2001	5/24/2001	7/31/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2002-9)	The Bank of New York	5/24/2001	5/24/2001	7/31/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2002-4)	The Bank of New York	5/24/2001	5/24/2001	8/29/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2002-10)	The Bank of New York	5/24/2001	5/24/2001	9/19/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2002-4)	The Bank of New York	5/24/2001	5/24/2001	10/29/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2002-6)	The Bank of New York	5/24/2001	5/24/2001	10/29/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2002-7)	The Bank of New York	5/24/2001	5/24/2001	10/29/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2002-11)	The Bank of New York	5/24/2001	5/24/2001	10/30/2002	July 1, 2005 - June 30, 2006	(1)
BASeries Class A (2002-13)	The Bank of New York	5/24/2001	5/24/2001	12/18/2002	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2003-1)	The Bank of New York	5/24/2001	5/24/2001	2/4/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2003-2)	The Bank of New York	5/24/2001	5/24/2001	2/12/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2003-1)	The Bank of New York	5/24/2001	5/24/2001	2/20/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2003-1)	The Bank of New York	5/24/2001	5/24/2001	2/27/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2003-2)	The Bank of New York	5/24/2001	5/24/2001	3/26/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2003-3)	The Bank of New York	5/24/2001	5/24/2001	4/10/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2003-4)	The Bank of New York	5/24/2001	5/24/2001	4/24/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2003-3)	The Bank of New York	5/24/2001	5/24/2001	5/8/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2003-5)	The Bank of New York	5/24/2001	5/24/2001	5/21/2003	July 1, 2005 - June 30, 2006	(1)
BASeries Class A (2003-6)	The Bank of New York	5/24/2001	5/24/2001	6/4/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2003-2)	The Bank of New York	5/24/2001	5/24/2001	6/12/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2003-4)	The Bank of New York	5/24/2001	5/24/2001	6/19/2003	July 1, 2005 - June 30, 2006	(1)
BASeries Class C (2003-5)	The Bank of New York	5/24/2001	5/24/2001	7/2/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2003-7)	The Bank of New York	5/24/2001	5/24/2001	7/8/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2003-6)	The Bank of New York	5/24/2001	5/24/2001	7/30/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2003-8)	The Bank of New York	5/24/2001	5/24/2001	8/5/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2003-3)	The Bank of New York	5/24/2001	5/24/2001	8/20/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2003-9)	The Bank of New York	5/24/2001	5/24/2001	9/24/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2003-5)	The Bank of New York	5/24/2001	5/24/2001	10/2/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2003-10)	The Bank of New York	5/24/2001	5/24/2001	10/15/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2003-4)	The Bank of New York	5/24/2001	5/24/2001	10/15/2003	July 1, 2005 - June 30, 2006	(1)
BASeries Class C (2003-7)	The Bank of New York	5/24/2001	5/24/2001	11/5/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2003-11)	The Bank of New York	5/24/2001	5/24/2001	11/6/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2003-12)	The Bank of New York	5/24/2001	5/24/2001	12/18/2003	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2004-2)	The Bank of New York	5/24/2001	5/24/2001	2/25/2004	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2004-1)	The Bank of New York	5/24/2001	5/24/2001	2/26/2004	July 1, 2005 - June 30, 2006	(1)
BASeries Class C (2004-1)	The Bank of New York	5/24/2001	5/24/2001	3/16/2004	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2004-3)	The Bank of New York	5/24/2001	5/24/2001	3/17/2004	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2004-1)	The Bank of New York	5/24/2001	5/24/2001	4/1/2004	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2004-4)	The Bank of New York	5/24/2001	5/24/2001	4/15/2004	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2004-5)	The Bank of New York	5/24/2001	5/24/2001	5/25/2004	July 1, 2005 - June 30, 2006	(1)
BASeries Class A (2004-6)	The Bank of New York	5/24/2001	5/24/2001	6/17/2004	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2004-2)	The Bank of New York	5/24/2001	5/24/2001	7/1/2004	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2004-7)	The Bank of New York	5/24/2001	5/24/2001	7/28/2004	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2004-2)	The Bank of New York	5/24/2001	5/24/2001	8/11/2004	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2004-8)	The Bank of New York	5/24/2001	5/24/2001	9/14/2004	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2004-9)	The Bank of New York	5/24/2001	5/24/2001	10/1/2004	July 1, 2005 - June 30, 2006	(1)
BASeries Class A (2004-10)	The Bank of New York	5/24/2001	5/24/2001	10/27/2004	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2005-1)	The Bank of New York	5/24/2001	5/24/2001	4/20/2005	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2005-2)	The Bank of New York	5/24/2001	5/24/2001	5/19/2005	July 1, 2005 - January 31, 2006	(1)
BASeries Class C (2005-1)	The Bank of New York	5/24/2001	5/24/2001	6/1/2005	July 1, 2005 - January 31, 2006	(1)
BASeries Class A (2005-3)	The Bank of New York	5/24/2001	5/24/2001	6/14/2005	July 1, 2005 - January 31, 2006	(1)
BASeries Class B (2005-1)	The Bank of New York	5/24/2001	5/24/2001	6/22/2005	July 1, 2005 - January 31, 2006	(1)

New issuances

BASeries Class A (2005-4)	The Bank of New York	5/24/2001	5/24/2001	7/7/2005	July 7, 2005 - January 31, 2006	(1)
BASeries Class A (2005-5)	The Bank of New York	5/24/2001	5/24/2001	8/11/2005	August 11, 2005 - January 31, 2006	(1)
BASeries Class B (2005-2)	The Bank of New York	5/24/2001	5/24/2001	8/11/2005	August 11, 2005 - January 31, 2006	(1)
BASeries Class A (2005-6)	The Bank of New York	5/24/2001	5/24/2001	8/25/2005	August 25, 2005 - January 31, 2006	(1)
BASeries Class C (2005-2)	The Bank of New York	5/24/2001	5/24/2001	9/22/2005	September 22, 2005 - January 31, 2006	(1)
BASeries Class A (2005-7)	The Bank of New York	5/24/2001	5/24/2001	9/29/2005	September 29, 2005 - January 31, 2006	(1)
BASeries Class A (2005-8)	The Bank of New York	5/24/2001	5/24/2001	10/12/2005	October 12, 2005 - January 31, 2006	(1)
BASeries Class C (2005-3)	The Bank of New York	5/24/2001	5/24/2001	10/20/2005	October 20, 2005 - January 31, 2006	(1)
BASeries Class B (2005-4)	The Bank of New York	5/24/2001	5/24/2001	11/2/2005	November 2, 2005 - January 31, 2006	(1)
BASeries Class B (2005-3)	The Bank of New York	5/24/2001	5/24/2001	11/9/2005	November 9, 2005 - June 30, 2006	(1)
BASeries Class A (2005-9)	The Bank of New York	5/24/2001	5/24/2001	11/17/2005	November 17, 2005 - January 31,2006	(1)
BASeries Class A (2005-10)	The Bank of New York	5/24/2001	5/24/2001	11/29/2005	November 29, 2005 - January 31,2006	(1)
BASeries Class A (2005-11)	The Bank of New York	5/24/2001	5/24/2001	12/16/2005	December 16, 2005 - January 31, 2006	(1)
BASeries Class B (2006-2)	The Bank of New York	5/24/2001	5/24/2001	3/24/2006	March 24, 2006 - June 30, 2006	(1)

*	- Indicates associated agreement may have been amended

Indenture	Covenants and Conditions:

(1)	Indenture Sections - 310(a), 402(a), 907, 908(a)and 1201 BASeries Indenture Supplement.
Sections - 2.02(i)-(iv), 3.16 and 4.01(a).